Exhibit 10.39

[FM Services Company Letterhead]

October 21, 2003

The Honorable Gabrielle K. McDonald

2001 Holcombe Blvd., #3201

Houston, Texas 77030

Supplemental Agreement to the

Consulting Agreement of November 1, 1999

Dear Judge McDonald:

This Supplemental Agreement refers to the consulting agreement of November 1, 1999 (the “Consulting Agreement”) between you and FM Services Company (the “Company”), with respect to your performance of consulting services for the Company and its subsidiaries and affiliates.

Your contract will renew for an additional one-year period beginning Janaury 1, 2004 and ending December 31, 2004.  All other terms and conditions of the Consulting Agreement shall remain unchanged.

Please confirm that the foregoing correctly represents your understanding with respect to this matter by signing both originals of this letter and returning one to me.

Very truly yours,

/s/ Richard C. Adkerson

Richard C. Adkerson

Chairman of the Board and President

FM Services Company

AGREED TO AND ACCEPTED:

BY:

/s/ Gabrielle K. McDonald

       The Honorable Gabrielle K. McDonald

DATE:

October 30, 2003